Filed Pursuant to Rule 497(e)
                                                     Registration Nos. 002-92665
                                                                       002-93068
                                                                       033-78264

                              Excelsior Funds, Inc.
                        Excelsior Tax-Exempt Funds, Inc.
                              Excelsior Funds Trust
                                  (the "Funds")

       Supplement dated November 2, 2004 to the Prospectuses of the Funds dated July 29, 2004


         The information under the section entitled "Financial Highlights" is supplemented by adding the following after the first paragraph thereunder:

The Funds' Boards of Directors/Trustees and Joint Audit Committee have terminated Ernst & Young, LLP ("E&Y") as the Funds' independent registered public accounting firm as a result of concerns regarding their independence at the time of the issuance of their report on the Funds' March 31, 2004 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co. Inc., which is an affiliate of the Adviser. During the period in which E&Y served as independent registered public accounting firm for the Funds, there was no disagreement between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. The Boards of Directors/Trustees of the Funds, their Chief Financial Officer and the Joint Audit Committee have reviewed the Funds' March 31, 2004 financial statements and have concluded that they were prepared in accordance with all disclosed accounting policies and that they fairly represent, in all material respects, the financial condition of the Funds as of the date of those statements. The Boards and the Joint Audit Committee will engage another independent registered public accounting firm and this firm will perform a re-audit of the Funds' March 31, 2004 financial statements. The results of this re-audit will be reported to the Funds and their shareholders upon its completion.